Exhibit 1

                             Joint Filing Agreement

            In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.10 per share, of Uniflex, Inc. and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of March 5, 1999.


            UNIFLEX ACQUISITION CORP.

            By:  /s/ James A. Parsons
                 --------------------------
                 Name:  James A. Parsons
                 Title: President


            RFE VI SBIC, L.P.

            By:   RFE Associates VI SBIC, LLC,
                  its General Partner
            By:   RFE Investment Partners VI, L.P.,
                  its sole member
            By:   RFE Associates VI, LLC,
                  its General Partner


            By:   /s/ James A. Parsons
                  -----------------------------
                  Name:  James A. Parsons
                  Title: Managing Member

            RFE ASSOCIATES VI SBIC, LLC

            By:   RFE Investment Partners VI, L.P.,
                  its sole member
            By:   RFE Associates VI, LLC,
                  its General Partner


            By:   /s/ James A. Parsons
                  -----------------------------
                  Name:  James A. Parsons
                  Title: Managing Member


            RFE INVESTMENT PARTNERS VI, L.P.

            By:   RFE Associates VI, LLC,
                  its General Partner


            By:   /s/ James A. Parsons
                  -----------------------------
                  Name:  James A. Parsons
                  Title: Managing Member


            RFE ASSOCIATES VI, LLC

            By:   /s/ James A. Parsons
                  -----------------------------
                  Name:  James A. Parsons
                  Title: Managing Member


            CMCO, INC.

            By:   /s/ Robert Davidoff
                  -----------------------------
                  Name:  Robert Davidoff
                  Title: Vice President

            STERLING/CARL MARKS CAPITAL, INC.

            By:   /s/ Harvey Granat
                  ---------------------------
                  Name:  Harvey Granat
                  Title: President


            CMNY CAPITAL, L.P.

            By:   /s/ Robert Davidoff
                  ----------------------------
                  Name:  Robert Davidoff
                  Title: General Partner


            /s/ Robert Davidoff
            ----------------------------------
            Robert Davidoff


            /s/ Robert K. Semel
            ----------------------------------
            Robert K. Semel


            FRANCES M. SEMEL, as custodian for Scott V. Eckstein

            /s/ Frances M. Semel
            ----------------------------------
            Name:  Frances M. Semel
            Title: Custodian


            /s/ Herbert Barry
            ----------------------------------
            Herbert Barry

            /s/ Betty Lou Barry
            -----------------------------------
            Betty Lou Barry


            Warner J. Heuman
            Elaine B. Heuman
            Erich K. Vetter
            Elliot L. Berger
            Lee B. Cantor
            Melissa H. Cantor
            Hy L. Brownstein
            Judith R. Brownstein
            Neil S. Sklar


            By:  /s/ Herbert Barry
                 ------------------------------
                 Name:  Herbert Barry
                 Title: Attorney in Fact